SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 26, 2003 (February 25, 2003)

SEQUA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware                                              1-804                                                   13-1885030

(State or other jurisdiction                     (Commission                                        (I.R.S. Employer

of incorporation)                                   File Number)                                        Identification No.)

200 Park Avenue, New York, New York                                                                    10166

(Address of principal executive offices)                                                                         (Zip Code)

Registrant's telephone number, including area code (212) 986-5500

None

(Former name or former address, if changed since last report.)

Item 5.             Other Events.

Registrant's press release dated February 25, 2003 is filed herewith as Exhibit 20 and is incorporated herein by reference.

Item 7.             Financial Statements and Exhibits.

(c)        Exhibits.  The following exhibit is filed herewith and incorporated herein by reference:

                        20.       Press release of Registrant dated February 25, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        SEQUA CORPORATION

                                                                        By:______________________________

                                                                                 Howard M. Leitner

                                                                                 Chief Financial Officer

Dated:  February 26, 2003

EXHIBIT INDEX

Number            Description

20.                   Press release of Registrant dated February 25, 2003.